EQUITABLE
HOLDINGS

Equitable Holdings
Financial Supplement

4th Quarter 2023

All information included in this financial supplement is unaudited.

This financial supplement should be read in conjunction with Equitable Holdings' filings with the Securities and Exchange Commission (“SEC”) can be accessed upon filing at the SEC’s website at www.sec.gov, and at our website at ir.equitableholdings.com.

4Q 2023 Financial Supplement	2

Consolidated Financials
and Key Metrics

4Q 2023 Financial Supplement	3

Key Metrics Summary

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Net income (loss)	$138	$266	$831	$1,135	$(589)	(526.8)%	$2,394	$1,643	(31.4)%
Net income (loss) attributable to the noncontrolling interest	(76)	(89)	(72)	(71)	(109)	(43.4)%	(241)	(341)	(41.5)%
Net income (loss) attributable to Holdings	$62	$177	$759	$1,064	$(698)	N/M	$2,153	$1,302	(39.5)%

Non-GAAP Operating Earnings (1)	$348	$364	$441	$413	$476	36.8%	$1,726	$1,694	(1.9)%

Total equity attributable to Holdings' shareholders	$1,401	$3,754	$3,553	$1,642	$2,649	89.1%	$1,401	$2,649	89.1%
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	—%	1,562	1,562	—%
Total equity attributable to Holdings' common shareholders	(161)	2,192	1,991	80	1,087	775.2%	(161)	1,087	775.2%
Less: Accumulated other comprehensive income (loss)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)	13.5%	(8,992)	(7,777)	13.5%
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$8,831	$8,708	$9,133	$9,882	$8,864	0.4%	$8,831	$8,864	0.4%

Return on Equity (ex. AOCI) - TTM	24.7%	19.9%	17.1%	21.7%	13.4%		24.7%	13.4%
Non-GAAP Operating ROE (1)	19.6%	17.5%	16.5%	16.3%	17.6%		19.6%	17.6%

Debt to capital:
Debt to Capital (ex. AOCI)	27.0%	29.7%	26.3%	25.0%	28.1%		27.0%	28.1%

Per common share:
Diluted earnings per common share: (2)
Net income (loss) attributable to Holdings	$0.10	$0.45	$2.06	$3.02	$(2.15)	N/M	$5.46	$3.48	(36.3)%
Non-GAAP Operating Earnings (1)	$0.87	$0.96	$1.17	$1.15	$1.33	54.0%	$4.33	$4.59	6.0%
Book value per common share	$(0.44)	$6.10	$5.69	$0.23	$3.26	838.4%	$(0.44)	$3.26	838.4%
Book value per common share (ex. AOCI)	$24.19	$24.25	$26.08	$28.90	$26.56	9.8%	$24.19	$26.56	9.8%

Weighted-average common shares outstanding:
Basic	368.6	361.9	355.2	346.4	337.2	(8.5)%	377.6	350.1	(7.3)%
Diluted	371.5	364.1	356.1	348.0	337.2	(9.2)%	379.9	351.6	(7.5)%

Ending common shares outstanding	365.0	359.1	350.2	342.0	333.8	(8.6)%	365.0	333.8	(8.6)%

Return to common shareholders:
Common stock dividend	$74	$72	$78	$77	$74		$294	$301
Repurchase of common shares	150	214	226	238	241		849	919
Total capital returned to common shareholders	$224	$286	$304	$315	$315		$1,143	$1,220

Market Values:
S&P 500	3,840	4,109	4,450	4,288	4,770	24.2%	3,840	4,770	24.2%
US 10-Year Treasury	3.9%	3.5%	3.8%	4.6%	3.9%		3.9%	3.9%

Notes:
(1) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.
(2) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

4Q 2023 Financial Supplement	4

Operating Earnings (Loss) by Segment and Corporate and Other (2/2)

	Year Ended December 31, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$660	$268	$—	$2,104	$—	$155	$297	$—	$3,484
Net investment income (loss)	1,643	497	18	952	13	238	821	83	4,265
Net derivative gains (losses)	(20)	(1)	(16)	(16)	—	—	(17)	19	(51)
Investment Management, service fees and other income	360	257	4,115	140	1,538	408	17	(912)	5,923
Segment revenues	2,643	1,021	4,117	3,180	1,551	801	1,118	(810)	13,621
Benefits and other deductions
Policyholders’ benefits	82	—	—	1,975	—	217	486	—	2,760
Remeasurement of liability for future policy benefits	—	—	—	18	—	(2)	(6)	—	10
Interest credited to policyholders’ account balances	699	215	—	520	—	45	604	—	2,083
Commissions and distribution related payments	261	155	610	158	968	172	18	(752)	1,590
Amortization of deferred policy acquisition costs	388	59	—	120	—	63	11	—	641
Compensation and benefits, interest expense and financing fees and other operating costs and expense	194	113	2,621	328	373	83	418	(58)	4,072
Segment benefits and other deductions	1,624	542	3,231	3,119	1,341	578	1,531	(810)	11,156
Operating earnings (loss), before income taxes	1,019	479	886	61	210	223	(413)	—	2,465
Income Taxes	(169)	(80)	(126)	(10)	(51)	(37)	72	—	(401)
Operating earnings (loss), before noncontrolling interest	850	399	760	51	159	186	(341)	—	2,064
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(349)	—	—	—	(21)	—	(370)
Operating earnings (loss) (1)	$850	$399	$411	$51	$159	$186	$(362)	$—	$1,694

	Year Ended December 31, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$655	$318	$—	$2,018	$—	$139	$318	$—	$3,448
Net investment income (loss)	1,056	624	(43)	981	2	252	552	95	3,519
Net derivative gains (losses)	(42)	(30)	41	(20)	—	—	22	15	(14)
Investment Management, service fees and other income	359	246	4,107	141	1,444	428	18	(870)	5,873
Segment revenues	2,028	1,158	4,105	3,120	1,446	819	910	(760)	12,826
Benefits and other deductions
Policyholders’ benefits	56	—	—	1,896	—	167	509	—	2,628
Remeasurement of liability for future policy benefits	(3)	—	—	47	—	—	36	—	80
Interest credited to policyholders’ account balances	318	281	—	511	—	49	251	—	1,410
Commissions and distribution related payments	235	154	630	142	940	187	15	(736)	1,567
Amortization of deferred policy acquisition costs	334	59	—	117	—	65	11	—	586
Compensation and benefits, interest expense and financing fees and other operating costs and expense	165	124	2,537	290	370	66	505	(24)	4,033
Segment benefits and other deductions	1,105	618	3,167	3,003	1,310	534	1,327	(760)	10,304
Operating earnings (loss), before income taxes	923	540	938	117	136	285	(417)	—	2,522
Income Taxes	(161)	(94)	(162)	(20)	(35)	(50)	73	—	(449)
Operating earnings (loss), before noncontrolling interest	762	446	776	97	101	235	(344)	—	2,073
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(352)	—	—	—	5	—	(347)
Operating earnings (loss)	$762	$446	$424	$97	$101	$235	$(339)	$—	$1,726
Notes:
(1) Corporate and Other includes an out of period adjustment of $58 million related to income from hedging of TIPS.

4Q 2023 Financial Supplement	5

Consolidated Statements of Income (Loss)

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Policy charges and fee income	$581	$588	$594	$599	$599	3.1%	$2,454	$2,380	(3.0)%
Premiums	250	276	280	267	281	12.4%	994	1,104	11.1%
Net derivative gains (losses)	(1,309)	(841)	(917)	615	(1,254)	4.2%	907	(2,397)	(364.3)%
Net investment income (loss)	958	990	1,036	1,071	1,223	27.7%	3,315	4,320	30.3%
Investment gains (losses), net	(55)	(87)	(56)	(411)	(159)	(189.1)%	(945)	(713)	24.6%
Investment management and service fees	1,160	1,180	1,182	1,217	1,241	7.0%	4,891	4,820	(1.5)%
Other income	231	251	258	266	239	3.5%	1,028	1,014	(1.4)%
Total revenues	1,816	2,357	2,377	3,624	2,170	19.5%	12,644	10,528	(16.7)%

Benefits and other deductions
Policyholders’ benefits	696	730	684	693	647	(7.0)%	2,716	2,754	1.4%
Remeasurement of liability for future policy benefits	12	4	(7)	49	29	141.7%	66	75	—%
Change in market risk benefits and purchased market risk benefits	(1,136)	20	(975)	(817)	(35)	96.9%	(1,280)	(1,807)	—%
Interest credited to policyholders’ account balances	409	463	501	556	563	37.7%	1,410	2,083	47.7%
Compensation and benefits	519	583	566	593	586	12.9%	2,201	2,328	5.8%
Commissions and distribution related payments	383	380	393	405	412	7.6%	1,567	1,590	1.5%
Interest expense	53	61	55	55	57	7.5%	201	228	13.4%
Amortization of deferred policy acquisition costs	150	152	155	165	169	12.7%	586	641	9.4%
Other operating costs and expenses	572	423	466	450	559	(2.3)%	2,185	1,898	(13.1)%
Total benefits and other deductions	1,658	2,816	1,838	2,149	2,987	80.2%	9,652	9,790	1.4%

Income (loss) from operations, before income taxes	158	(459)	539	1,475	(817)	(617.1)%	2,992	738	(75.3)%
Income tax (expense) benefit	(20)	725	292	(340)	228	N/M	(598)	905	251.3%
Net income (loss)	138	266	831	1,135	(589)	(526.8)%	2,394	1,643	(31.4)%
Less: net (income) loss attributable to the noncontrolling interest	(76)	(89)	(72)	(71)	(109)	(43.4)%	(241)	(341)	(41.5)%
Net income (loss) attributable to Holdings (1)	$62	$177	$759	$1,064	$(698)	N/M	$2,153	$1,302	(39.5)%
Less: Preferred stock dividends	(26)	(14)	(26)	(14)	(26)	—%	(80)	(80)	—%
Net income (loss) available to Holdings' common shareholders	$36	$163	$733	$1,050	$(724)	N/M	$2,073	$1,222	(41.1)%

Adjustments related to:
Variable annuity product features	$129	$861	$(65)	$(1,380)	$1,191		$(2,193)	$607
Investment gains (losses), net	55	87	56	411	159		945	713
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	25	9	9	8	13		82	39
Other adjustments (2)	150	45	62	91	153		605	351
Income tax (expense) benefit related to above adjustments	(76)	(210)	(13)	183	(319)		118	(359)
Non-recurring tax items (3)	3	(605)	(367)	36	(23)		16	(959)
Non-GAAP Operating earnings (4)	$348	$364	$441	$413	$476		$1,726	$1,694

Notes:
(1) For the three months and year ended December 31, 2023, includes an out of period pre-tax adjustment of $17 million and $58 million, respectively, related to the income recognition of our hedging on the TIPS.
(2) Includes certain gross legal expenses related to the cost of insurance litigation, and claims related to a commercial relationship of $109 million, $50 million,$144 million and $218 million for the three months and years ended December 31, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022, stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. Includes the impact of unfavorable annual actuarial assumptions updates of $12 million for the year ended December 31, 2023 and favorable impact of $1M for the year ended December 31, 2022.
(3) For the three months and year ended December 31, 2023, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period and tax valuation allowance decreases of $30 million and $1 billion, respectively.
(4) This measure is a Non-GAAP financial measure. For an explanation of our use of Non-GAAP financial measures, refer to the “Use of Non-GAAP Financial Measures” and "Glossary of Selected Financial and Product Terms" sections of this document. For a reconciliation of this item to the most directly comparable GAAP measure, refer to the “Non-GAAP Reconciliation” section in this document.

4Q 2023 Financial Supplement	6

Consolidated Balance Sheets

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023

Assets
Total investments	$93,097	$96,223	$97,722	$97,209	$102,173
Cash and cash equivalents	4,281	5,018	7,693	6,096	8,239
Cash and securities segregated, at fair value	1,522	1,055	879	928	868
Broker-dealer related receivables	2,338	2,203	2,053	2,017	1,837
Deferred policy acquisition costs	6,369	6,419	6,512	6,599	6,705
Goodwill and other intangible assets, net	5,482	5,478	5,463	5,448	5,433
Amounts due from reinsurers	8,471	8,453	8,395	8,271	8,352
Current and deferred income taxes	781	1,294	1,726	2,035	2,050
Purchased market risk benefits	10,423	10,676	9,931	8,745	9,427
Other assets	4,033	3,629	3,391	3,945	3,323
Assets held-for-sale	562	671	566	681	565
Assets for market risk benefits	490	629	777	701	591
Separate Accounts assets	114,853	119,752	123,898	117,577	127,251
Total assets	$252,702	$261,500	$269,006	$260,252	$276,814

Liabilities
Policyholders’ account balances	$83,866	$86,761	$91,595	$91,912	$95,673
Liability for market risk benefits	15,766	15,061	13,642	13,011	14,612
Future policy benefits and other policyholders’ liabilities	16,603	16,738	16,786	16,647	17,363
Broker-dealer related payables	715	888	1,522	454	1,232
Customers related payables	3,323	2,595	2,526	2,321	2,201
Amounts due to reinsurers	1,533	1,428	1,404	1,424	1,450
Short-term debt	759	751	—	—	254
Long-term debt	3,322	3,819	3,819	3,820	3,820
Notes issued by consolidated variable interest entities, at fair value using the fair value option	1,150	1,169	1,484	1,541	1,559
Other liabilities	7,108	6,296	6,410	7,412	6,088
Liabilities held-for-sale	108	158	129	216	153
Separate Accounts liabilities	114,853	119,752	123,898	117,577	127,251
Total liabilities	249,106	255,416	263,215	256,335	271,656
Redeemable noncontrolling interest	455	613	531	636	770

Equity
Preferred stock	1,562	1,562	1,562	1,562	1,562
Common stock	4	4	4	3	3
Additional paid-in capital	2,299	2,298	2,297	2,308	2,328
Treasury shares	(3,297)	(3,400)	(3,493)	(3,592)	(3,710)
Retained earnings	9,825	9,806	10,325	11,163	10,243
Accumulated other comprehensive income (loss)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)
Total equity attributable to Holdings	1,401	3,754	3,553	1,642	2,649
Noncontrolling interest	1,740	1,717	1,707	1,639	1,739
Total equity	3,141	5,471	5,260	3,281	4,388
Total liabilities, redeemable noncontrolling interest and equity	$252,702	$261,500	$269,006	$260,252	$276,814

4Q 2023 Financial Supplement	7

Consolidated Capital Structure

	Balances as of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023

Short-term and long-term debt:
Short-term debt
AB commercial paper	$—	$—	$—	$—	$254
AB revolving credit facility	—	—	—	—	—
CLO Warehousing Debt (1)	239	231	—	—	—
Current portion of long-term debt	520	520	—	—	—
Total short-term debt	759	751	—	—	254

Total long-term debt	3,322	3,819	3,819	3,820	3,820

Total short-term and long-term debt: [A]	$4,081	$4,570	$3,819	$3,820	$4,074

Equity:
Preferred stock	$1,562	$1,562	$1,562	$1,562	$1,562
Common stock	4	4	4	3	3
Additional paid-in capital	2,299	2,298	2,297	2,308	2,328
Treasury stock, at cost	(3,297)	(3,400)	(3,493)	(3,592)	(3,710)
Retained earnings	9,825	9,806	10,325	11,163	10,243
Accumulated other comprehensive income (loss)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)
Total equity attributable to Holdings	1,401	3,754	3,553	1,642	2,649
Noncontrolling interest	1,740	1,717	1,707	1,639	1,739
Total equity	$3,141	$5,471	$5,260	$3,281	$4,388

Total equity attributable to Holdings, (ex. AOCI): [B]	$10,393	$10,270	$10,695	$11,444	$10,426

Capital:
Total capitalization (2)	$5,243	$8,093	$7,372	$5,462	$6,723
Total capitalization (ex. AOCI): [A+B] (2)	$14,235	$14,609	$14,514	$15,264	$14,500

Debt to capital:
Debt to capital (ex. AOCI) (3)	27.0%	29.7%	26.3%	25.0%	28.1%

	For the Three Months Ended
Roll-forward of common shares outstanding (millions of shares):
Beginning balance	370.0	365.0	359.1	350.2	342.0
Repurchases	(3.1)	(4.5)	(3.6)	(3.4)	(3.9)
Retirements	(1.9)	(2.8)	(5.3)	(4.9)	(4.4)
Issuances	—	1.3	0.1	0.1	0.1
Ending basic common shares outstanding	365.0	359.1	350.2	342.0	333.8
Total potentially dilutive shares	2.3	2.2	1.5	1.4	1.5
Ending common shares outstanding - maximum potential dilution	367.3	361.3	351.7	343.4	335.3
Notes:
(1) CLO Warehousing Debt related to VIE consolidation of CLO investment.
(2) Total capitalization exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.
(3) Debt to capital ratio exclusive of CLO Warehousing Debt as the VIE debt is non-recourse.

4Q 2023 Financial Supplement	8

Operating Earnings (Loss) by Segment and Corporate and Other (1/2)

	Three Months Ended December 31, 2023
(in millions USD, unless otherwise indicated)	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$163	$67	$—	$544	$—	$37	$69	$—	$880
Net investment income (loss)	474	125	16	233	4	53	259	21	1,185
Net derivative gains (losses)	(5)	—	(14)	(5)	—	—	(11)	5	(30)
Investment management, service fees and other income	83	58	1,072	35	404	104	1	(239)	1,518
Segment revenues	715	250	1,074	807	408	194	318	(213)	3,553
Benefits and other deductions
Policyholders’ benefits	19	—	—	444	—	57	127	—	647
Remeasurement of liability for future policy benefits	—	—	—	30	—	(3)	2	—	29
Interest credited to policyholders’ account balances	224	58	—	128	—	9	144	—	563
Commissions and distribution related payments	69	36	156	51	253	41	5	(199)	412
Amortization of deferred policy acquisition costs	105	15	—	31	—	15	3	—	169
Compensation and benefits, interest expense and financing fees and other operating costs and expense	53	24	679	90	95	26	88	(14)	1,041
Segment benefits and other deductions	470	133	835	774	348	145	369	(213)	2,861
Operating earnings (loss), before income taxes	245	117	239	33	60	49	(51)	—	692
Income Taxes	(39)	(19)	(30)	(5)	(15)	(9)	4	—	(113)
Operating earnings (loss), before noncontrolling interest	206	98	209	28	45	40	(47)	—	579
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(95)	—	—	—	(8)	—	(103)
Operating earnings (loss)	$206	$98	$114	$28	$45	$40	$(55)	$—	$476

	Three Months Ended December 31, 2022
	Individual Retirement	Group Retirement	Inv Mgmt and Research	Protection Solutions	Wealth Management	Legacy	Corporate and Other	Eliminations	Consolidated
Revenues
Policy charges, fee income and premiums	$151	$61	$—	$511	$—	$30	$77	$—	$830
Net investment income (loss)	308	121	15	221	1	67	191	24	948
Net derivative gains (losses)	(8)	(3)	(16)	(2)	—	—	(6)	4	(31)
Investment Management, service fees and other income	87	59	972	33	348	104	3	(209)	1,397
Segment revenues	538	238	971	763	349	201	265	(181)	3,144
Benefits and other deductions
Policyholders’ benefits	11	—	—	520	—	48	98	—	677
Remeasurement of liability for future policy benefits	(1)	—	—	12	—	(1)	22	—	32
Interest credited to policyholders’ account balances	107	52	—	131	—	11	108	—	409
Commissions and distribution related payments	63	37	143	43	225	43	4	(175)	383
Amortization of deferred policy acquisition costs	87	15	—	30	—	16	2	—	150
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	27	598	78	94	7	120	(6)	965
Segment benefits and other deductions	314	131	741	814	319	124	354	(181)	2,616
Operating earnings (loss), before income taxes	224	107	230	(51)	30	77	(89)	—	528
Income Taxes	(34)	(15)	(41)	11	(7)	(12)	11	—	(87)
Operating earnings (loss), before noncontrolling interest	190	92	189	(40)	23	65	(78)	—	441
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	(95)	(1)	—	—	3	—	(93)
Operating earnings (loss)	$190	$92	$94	$(41)	$23	$65	$(75)	$—	$348

4Q 2023 Financial Supplement	9

Assets Under Management and Administration

	Balances as of
(in billions USD, except for Equitable Headcount)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023

Assets Under Management

AB AUM
Total AB	$646.4	$675.9	$691.5	$669.0	$725.2
Exclusion for General Account and other Affiliated Accounts	(66.8)	(69.3)	(73.7)	(69.8)	(75.0)
Exclusion for Separate Accounts	(38.2)	(39.5)	(41.0)	(39.3)	(44.5)
AB third party	$541.4	$567.2	$576.8	$559.9	$605.7

Total company AUM
AB third party	$541.4	$567.2	$576.8	$559.9	$605.7
General Account and other Affiliated Accounts (1) (3) (4)	97.4	101.2	105.4	103.3	110.4
Separate Accounts (2) (3) (4)	114.9	119.8	123.9	117.6	127.3
Total AUM	$753.6	$788.1	$806.1	$780.8	$843.4

Total Assets Under Administration (AUA) (5)	$72.4	$75.6	$80.4	$79.4	$87.0

Equitable Advisor Headcount
Total Number of Equitable Advisors	4,258	4,124	4,101	4,141	4,406

Notes:

(1) “General Account and Other Affiliated Accounts” refers to assets held in the general accounts of our insurance companies and other assets on which we bear the investment risk.
(2) “Separate Accounts” refers to the separate account investment assets of our insurance subsidiaries excluding any assets on which we bear the investment risk.
(3) As of December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, Separate Account is inclusive of $12.1 billion, $12.3 billion, $12.6 billion, $11.7 billion and $12.5 billion & General Account AUM is inclusive of $56 million, $54 million, $52 million, $51 million and $49 million, respectively, Account Value ceded to Venerable. For additional information on the Venerable transaction see Note 13 of the Notes to Consolidated Financial Statements within the 10-K.
(4) As of December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, Separate Account is inclusive of $5.6 billion, $5.9 billion, $6.3 billion, $5.9 billion and $6.4 billion & General Account AUM is inclusive of $3.9 billion, $3.9 billion, $3.8 billion, $3.7 billion and $3.6 billion, respectively, Account Value ceded to Global Atlantic. For additional information on the Global Atlantic transaction see MD&A - Executive Summary 'Global Atlantic Reinsurance Transaction' within the 10-K.
(5) Includes Advisory and Brokerage AUA included in our Wealth Management segment.

4Q 2023 Financial Supplement	10

Sales Metrics by Segment

	For the Three Months Ended						Years Ended
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Insurance Operations

Individual Retirement
First year premiums and deposits	$2,594	$2,843	$3,650	$3,804	$3,848	48.4%	$11,363	$14,145	24.5%
Renewal premium and deposits	6	8	10	8	7	20.9%	42	33	(20.8)%
Total Gross Premiums	$2,600	$2,851	$3,660	$3,812	$3,855	48.3%	$11,405	$14,178	24.3%

Group Retirement
First year premiums and deposits	$392	$323	$370	$343	$545	39.0%	$2,118	$1,581	(25.4)%
Renewal premium and deposits	560	574	595	464	592	5.8%	2,330	2,225	(4.5)%
Total Gross Premiums	$952	$897	$965	$807	$1,137	19.5%	$4,448	$3,806	(14.4)%

Protection Solutions
First year premiums and deposits	$108	$103	$107	$103	$154	42.7%	$424	$467	10.2%
Renewal premium and deposits	668	683	662	653	667	(0.1)%	2,659	2,665	0.2%
Total Gross Premiums	$776	$786	$769	$756	$821	5.8%	$3,083	$3,132	1.6%

Investment Management and Research (in billions USD)
Gross Sales by distribution channel
Institutional	$12.6	$3.0	$1.5	$4.3	$3.0	(76.2)%	$32.2	$11.8	(63.4)%
Retail (3)	14.2	16.8	16.5	16.9	21.0	47.9%	65.9	71.1	7.9%
Private Wealth (3)	4.1	5.8	4.4	4.0	4.3	4.9%	17.5	18.6	6.3%
Firmwide Gross Sales	$30.9	$25.6	$22.4	$25.2	$28.3	(8.4)%	$115.6	$101.5	(12.2)%

Gross sales by investment service
Equity Active	$9.3	$8.5	$9.3	$10.3	$9.2	(1.1)%	$46.0	$37.3	(18.9)%
Equity Passive (1) (3)	0.1	0.2	0.4	0.4	0.2	100.0%	1.8	1.3	(27.8)%
Fixed Income - Taxable (3)	8.3	11.1	7.6	7.6	10.2	22.9%	25.5	36.4	42.7%
Fixed Income - Tax-Exempt (3)	3.6	3.9	3.4	3.8	5.5	52.8%	16.0	16.5	3.1%
Fixed Income Passive (1)	—	—	—	0.4	1.3	100.0%	(0.1)	1.7	N/M
Alternatives/Multi-Asset Solutions (2) (3)	9.5	1.9	1.7	2.7	1.9	(80.0)%	26.4	8.3	(68.6)%
Firmwide Gross Sales	$30.9	$25.6	$22.4	$25.2	$28.3	(8.4)%	$115.6	$101.5	(12.2)%

Wealth Management
Sales by Product Type
Advisory	$1,850	$2,316	$2,315	$2,369	$2,518	36.1%	$9,089	$9,518	4.7%
Brokerage and Direct	907	1,099	1,172	1,272	1,308	44.2%	3,077	4,851	57.7%
Retirement, Premiums and Deposits	2,877	3,024	3,231	2,965	3,324	15.5%	10,746	12,544	16.7%
Total Sales	$5,634	$6,439	$6,718	$6,606	$7,150	26.9%	$22,912	$26,913	17.5%
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Line item does not cross foot for the year ended 2023 due to rounding.

4Q 2023 Financial Supplement	11

Business Segments:
Operating Earnings Results and Metrics

4Q 2023 Financial Supplement	12

Individual Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Policy charges, fee income and premiums	$151	$163	$165	$169	$163	7.9%	$655	$660	0.8%
Net investment income (loss)	308	340	391	438	474	53.9%	1,056	1,643	55.6%
Net derivative gains (losses)	(8)	(5)	(5)	(5)	(5)	37.5%	(42)	(20)	52.4%
Investment management, service fees and other income	87	90	96	91	83	(4.6)%	359	360	0.3%
Segment revenues	538	588	647	693	715	32.9%	2,028	2,643	30.3%

Benefits and other deductions
Policyholders’ benefits	11	24	19	20	19	72.7%	56	82	46.4%
Remeasurement of liability for future policy benefits	(1)	1	(1)	—	—	100.0%	(3)	—	100.0%
Interest credited to policyholders’ account balances	107	129	160	186	224	109.3%	318	699	119.8%
Commissions and distribution-related payments	63	60	63	69	69	9.5%	235	261	11.1%
Amortization of deferred policy acquisition costs	87	89	92	102	105	20.7%	334	388	16.2%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	47	47	43	51	53	12.8%	165	194	17.0%
Segment benefits and other deductions	314	350	376	428	470	49.7%	1,105	1,624	47.0%

Operating earnings (loss), before income taxes	224	238	271	265	245	9.4%	923	1,019	10.4%
Income taxes	(34)	(38)	(37)	(55)	(39)	(14.7)%	(161)	(169)	(5.0)%
Operating earnings (loss), before noncontrolling interest	190	200	234	210	206	8.4%	762	850	11.5%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$190	$200	$234	$210	$206	8.4%	$762	$850	11.5%

Summary Metrics

Operating earnings (loss) - TTM:	$762	$759	$807	$834	$850	11.5%	$762	$850	11.5%

Average Account Value (TTM)	$75,584	$74,819	$75,675	$77,955	$82,361	9.0%	$75,584	$82,361	9.0%

Return on assets (TTM)	1.22%	1.23%	1.27%	1.28%	1.24%		1.22%	1.24%

Net flows	$840	$932	$1,501	$1,663	$1,460	73.8%	$3,933	$5,556	41.3%

First year premiums and deposits	$2,594	$2,843	$3,650	$3,804	$3,848	48.4%	$11,363	$14,145	24.5%

In-force Policy Count by Product (in thousands):	587	590	596	604	610		587	610

4Q 2023 Financial Supplement	13

Individual Retirement - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

Sales Metrics
First Year Premiums and Deposits by Product:
SCS	$1,806	$1,997	$2,626	$2,847	$2,931	$7,953	$10,401
SCS Income	186	243	258	214	218	581	933
Retirement Cornerstone	334	300	511	518	477	1,626	1,806
Investment Edge	235	253	216	190	185	1,036	844
Other	33	50	39	35	37	167	161
Total First Year Premiums and Deposits	$2,594	$2,843	$3,650	$3,804	$3,848	$11,363	$14,145

Account Values
General Account:
Balance as of beginning of period	$34,562	$37,822	$41,166	$45,304	$46,332	$36,709	$37,822
Gross premiums and deposits (1)	1,942	2,172	2,752	2,951	2,918	8,103	10,793
Surrenders, withdrawals and benefits	(764)	(870)	(955)	(972)	(1,101)	(3,192)	(3,898)
Net flows	1,178	1,302	1,797	1,979	1,817	4,911	6,895
Investment performance, interest credited and policy charges	2,082	2,039	2,341	(951)	3,913	(3,798)	7,342
Other	—	3	—	—	—	—	3
Balance as of end of period	$37,822	$41,166	$45,304	$46,332	$52,062	$37,822	$52,062
Separate Accounts:
Balance as of beginning of period	$35,091	$36,455	$37,634	$38,589	$36,820	$45,920	$36,455
Gross premiums and deposits (1)	669	699	923	881	949	3,385	3,452
Surrenders, withdrawals and benefits	(1,007)	(1,069)	(1,219)	(1,197)	(1,306)	(4,363)	(4,791)
Net flows	(338)	(370)	(296)	(316)	(357)	(978)	(1,339)
Investment performance, interest credited and policy charges	1,702	1,545	1,251	(1,453)	3,156	(8,487)	4,499
Other	—	4	—	—	—	—	4
Balance as of end of period	$36,455	$37,634	$38,589	$36,820	$39,619	$36,455	$39,619
Total:
Balance as of beginning of period	$69,653	$74,277	$78,800	$83,893	$83,152	$82,629	$74,277
Gross premiums and deposits (1)	2,611	2,871	3,675	3,832	3,867	11,488	14,245
Surrenders, withdrawals and benefits	(1,771)	(1,939)	(2,174)	(2,169)	(2,407)	(7,555)	(8,689)
Net flows	840	932	1,501	1,663	1,460	3,933	5,556
Investment performance, interest credited and policy charges	3,784	3,584	3,592	(2,404)	7,069	(12,285)	11,841
Other	—	7	—	—	—	—	7
Balance as of end of period	$74,277	$78,800	$83,893	$83,152	$91,681	$74,277	$91,681

Net Amount at Risk (NAR)
Total GMIB NAR	$18	$7	$12	$10	$14	$18	$14
Total GMWB NAR	$—	$—	$—	$—	$—	$—	$—
Total GMDB NAR	$4,248	$3,458	$3,294	$3,755	$3,104	$4,248	$3,104
MRB Reserves (Net of Reinsurance)	$588	$367	$168	$354	$618	$588	$618
Notes:
(1) Includes deposits from certain other products not reported as first year premiums and deposits or renewal premiums and deposits elsewhere in this document.

4Q 2023 Financial Supplement	14

Group Retirement - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Policy charges, fee income and premiums	$61	$64	$66	$71	$67	9.8%	$318	$268	(15.7)%
Net investment income (loss)	121	112	132	128	125	3.3%	624	497	(20.4)%
Net derivative gains (losses)	(3)	(1)	—	—	—	100.0%	(30)	(1)	96.7%
Investment management, service fees and other income	59	62	69	68	58	(1.7)%	246	257	4.5%
Segment revenues	238	237	267	267	250	5.0%	1,158	1,021	(11.8)%

Benefits and other deductions
Policyholder benefits	—	—	—	—	—	—%	—	—	—%
Remeasurement of liability for future policy benefits	—	—	—	—	—	—%	—	—	—%
Interest credited to policyholders’ account balances	52	50	52	55	58	11.5%	281	215	(23.5)%
Commissions and distribution-related payments	37	37	47	35	36	(2.7)%	154	155	0.6%
Amortization of deferred policy acquisition costs	15	15	15	14	15	—%	59	59	—%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	27	29	29	31	24	(11.1)%	124	113	(8.1)%
Segment benefits and other deductions	131	131	143	135	133	1.5%	618	542	(12.3)%

Operating earnings (loss), before income taxes	107	106	124	132	117	9.3%	540	479	(11.3)%
Income taxes	(15)	(17)	(17)	(27)	(19)	(26.7)%	(94)	(80)	14.9%
Operating earnings (loss), before noncontrolling interest	92	89	107	105	98	6.5%	446	399	(10.5)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$92	$89	$107	$105	$98	6.5%	$446	$399	(10.5)%

Summary Metrics

Operating earnings (loss) - TTM:	$446	$391	$387	$393	$399	(10.5)	$446	$399	(10.5)%

Average Account Value (TTM)	$41,345	$38,497	$36,287	$34,823	$34,175	(17.3)%	$41,345	$34,175	(17.3)%

Return on assets (TTM)	1.31%	1.23%	1.27%	1.35%	1.40%		1.31%	1.40%

Net flows (1) (2)	$24	$29	$(20)	$(130)	$(135)	(662.5)%	$634	$(256)	(140.2)%

Gross premiums and deposits (2)	$952	$897	$965	$807	$1,137	19.5%	$4,448	$3,806	(14.4)%

Notes:
(1) For the three months ended March 31, 2023, June 30, 2023, September 30, 2023, and December 31, 2023, and year ended December 31, 2023 net outflows of $180 million, $186 million, $216 million, $266 million, and $848 million, respectively are excluded as these amounts are related to ceded AV to Global Atlantic.

(2) Balances for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023 were revised from previously filed financial statement supplement.

4Q 2023 Financial Supplement	15

Group Retirement - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

Sales Metrics
Gross premiums and deposits:
First-year premiums and deposits	$392	$323	$370	$343	$545	$2,118	$1,581
Renewal premiums and deposits	560	574	595	464	592	2,330	2,225
Group Retirement premiums and deposits	$952	$897	$965	$807	$1,137	$4,448	$3,806

Gross premiums and deposits by market:
Tax-exempt	$258	$211	$274	$260	$368	$1,001	$1,113
Corporate	103	84	70	54	149	323	357
Institutional	25	25	23	26	24	772	98
Other	6	3	3	3	4	22	13
Total first year premiums and deposits	392	323	370	343	545	2,118	1,581
Tax-exempt	435	428	471	341	463	1,785	1,703
Corporate	87	105	89	94	90	377	378
Institutional	—	—	—	—	—	—	—
Other	38	41	35	29	39	168	144
Total renewal premiums and deposits	560	574	595	464	592	2,330	2,225
Group Retirement premiums and deposits by market	$952	$897	$965	$807	$1,137	$4,448	$3,806

Account Values and Assets under Administration
General Account:
Balance as of beginning of period	$13,234	$9,175	$9,121	$9,088	$9,002	$13,046	$9,175
Gross premiums and deposits	239	200	241	198	257	1,109	896
Surrenders, withdrawals and benefits	(333)	(331)	(351)	(326)	(404)	(1,163)	(1,412)
Net flows (1) )(4)	(94)	(131)	(110)	(128)	(147)	(54)	(516)
Investment performance, interest credited and policy charges (1) (4)	87	81	77	42	96	235	296
Ceded to Global Atlantic (2)	(4,052)	—	—	—	—	(4,052)	—
Other (3) (4)	—	(4)	—	—	12	—	8
Balance as of end of period (4)	$9,175	$9,121	$9,088	$9,002	$8,963	$9,175	$8,963

Separate Accounts and Mutual Funds
Balance as of beginning of period	$26,476	$22,830	$24,446	$25,898	$24,848	$34,763	$22,830
Gross premiums and deposits	713	697	724	609	880	3,339	2,910
Surrenders, withdrawals and benefits	(595)	(537)	(634)	(611)	(868)	(2,651)	(2,650)
Net flows (1) (4)	118	160	90	(2)	12	688	260
Investment performance, interest credited and policy charges (1) (4)	1,547	1,426	1,362	(1,048)	2,658	(7,310)	4,398
Ceded to Global Atlantic (2)	(5,311)	—	—	—	—	(5,311)	—
Other (3) (4)	—	30	—	—	(11)	—	19
Balance as of end of period (4)	$22,830	$24,446	$25,898	$24,848	$27,507	$22,830	$27,507

Total:
Balance as of beginning of period	$39,710	$32,005	$33,567	$34,986	$33,850	$47,809	$32,005
Gross premiums and deposits	952	897	965	807	1,137	4,448	3,806
Surrenders, withdrawals and benefits	(928)	(868)	(985)	(937)	(1,272)	(3,814)	(4,062)
Net flows (1)	24	29	(20)	(130)	(135)	634	(256)
Investment performance, interest credited and policy charges (1)	1,634	1,507	1,439	(1,006)	2,754	(7,075)	4,694
Ceded to Global Atlantic (2)	(9,363)	—	—	—	—	(9,363)	—
Other (3)	—	26	—	—	1	—	27
Balance as of end of period	$32,005	$33,567	$34,986	$33,850	$36,470	$32,005	$36,470
Notes:

4Q 2023 Financial Supplement	16

(1) For the three months and year ended December 31, 2023, net outflows of $266 million and $848 million and investment performance, interest credited and policy charges of $679 million and $1.2 billion, respectively, are excluded as these amounts are related to ceded AV to Global Atlantic.

(2) Effective October 3, 2022, AV excludes activity related to ceded AV to Global Atlantic. In addition, roll-forward reflects the AV ceded to Global Atlantic as of the transaction date.
(3) For the three months ended March 31, 2023 and year ended December 31, 2023, amounts reflect a total special payment applied to the accounts of active clients as part of a previously disclosed settlement agreement between Equitable Financial and the SEC.

(4) Balances for the three months ended March 31, 2023, June 30, 2023 and September 30, 2023 were revised from previously filed financial statement supplement.

4Q 2023 Financial Supplement	17

Investment Management and Research - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Net investment income (loss)	$15	$9	$2	$(9)	$16	6.7%	$(43)	$18	141.9%
Net derivative gains (losses)	(16)	(10)	(1)	9	(14)	12.5%	41	(16)	(139.0)%
Investment management, service fees and other income	972	1,010	999	1,034	1,072	10.3%	4,107	4,115	0.2%
Segment revenues	971	1,009	1,000	1,034	1,074	10.6%	4,105	4,117	0.3%

Benefits and other deductions
Commissions and distribution-related payments	143	148	150	156	156	9.1%	630	610	(3.2)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	598	637	647	658	679	11.5%	2,537	2,621	1.9%
Total benefits and other deductions	741	785	797	814	835	12.7%	3,167	3,231	2.0%

Operating earnings (loss), before income taxes	230	224	203	220	239	3.9%	938	886	(5.5)%
Income taxes	(41)	(36)	(24)	(36)	(30)	26.8%	(162)	(126)	22.2%
Operating earnings (loss), before noncontrolling interest	189	188	179	184	209	10.6%	776	760	(2.1)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(95)	(89)	(80)	(85)	(95)	—%	(352)	(349)	0.9%
Operating earnings (loss)	$94	$99	$99	$99	$114	21.3%	$424	$411	(3.1)%

Summary Metrics

Adjusted operating margin (1)	30.0%	28.7%	27.0%	28.0%	29.2%		28.9%	28.2%

Net flows (in billions USD)	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)		$(3.6)	$(7.0)

Total AUM (in billions USD)	$646.4	$675.9	$691.5	$669.0	$725.2		$646.4	$725.2

Ownership Structure of AB

Holdings and its subsidiaries	59.9%	60.0%	59.9%	60.3%	59.8%		59.9%	59.8%
AB Holding	39.4%	39.3%	39.3%	39.0%	39.5%		39.4%	39.5%
Unaffiliated holders	0.7%	0.7%	0.8%	0.7%	0.7%		0.7%	0.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%

EQH economic interest	61.3%	61.4%	61.4%	61.7%	61.2%		61.3%	61.2%
EQH average economic interest	62.4%	61.4%	61.4%	61.5%	61.6%		64.0%	61.5%

Units of limited partnership outstanding (in millions)	286.0	285.7	285.7	284.0	286.6		286.0	286.6
Notes:
(1) Adjusted operating margin is a non-GAAP financial measure used by AllianceBernstein L.P. (“AB”) management in evaluating AB’s financial performance on a standalone basis and to compare its performance, as reported by AB in its public filings. It is not comparable to any other non-GAAP financial measure used herein. During the second quarter of 2023, AB revised adjusted operating income to exclude interest on borrowings. We have recast prior periods presentation to align with the current period presentation.

4Q 2023 Financial Supplement	18

Investment Management and Research - Select Operating Metrics

	For the Three Months Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023

AUM Roll-forward
Balance as of beginning of period	$612.7	$646.4	$675.9	$691.5	$669.0
Sales/new accounts	30.9	25.6	22.4	25.2	28.3
Redemptions/terminations	(23.2)	(20.6)	(23.1)	(20.3)	(24.1)
Cash flow/unreinvested dividends	(9.6)	(4.2)	(3.3)	(6.8)	(6.0)
Net long-term (outflows) inflows	(1.9)	0.8	(4.0)	(1.9)	(1.8)
Acquisition	—	—	—	—	—
Market appreciation (depreciation)	35.6	28.7	19.6	(20.6)	58.0
Net change	33.7	29.5	15.6	(22.5)	56.2
Balance as of end of period	$646.4	$675.9	$691.5	$669.0	$725.2

Ending Assets by distribution channel
Institutions	$297.3	$306.6	$309.2	$296.9	$317.1
Retail	242.9	256.7	266.6	259.2	286.8
Private Wealth	106.2	112.6	115.7	112.9	121.3
Total	$646.4	$675.9	$691.5	$669.0	$725.2

Ending Assets by investment service
Equity
Actively Managed	$217.9	$229.1	$235.9	$226.8	$247.5
Passively Managed (1)	53.8	56.6	60.5	56.0	62.1
Total Equity	$271.7	$285.7	$296.4	$282.8	$309.6
Fixed Income
Actively Managed	$242.8	$253.7	$258.4	$250.6	$269.7
Passively Managed (1)	9.4	9.5	9.4	9.4	11.4
Total Fixed Income	252.2	263.2	267.8	260.0	281.1
Total Alternatives/Multi-Asset Solutions (2)	122.5	127.0	127.3	126.2	134.5
Total	$646.4	$675.9	$691.5	$669.0	$725.2

Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.

4Q 2023 Financial Supplement	19

Investment Management and Research - Net Flows
	For the Three Months Ended					Years Ended or As of
(in billions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023
Net Flows by Distribution Channel
Institutions
US (3)	$(2.2)	$—	$4.0	$(1.6)	$(1.0)	$(1.8)	$1.3
Global and Non-US (3)	3.9	(2.7)	(7.2)	(1.9)	(1.5)	8.1	(13.1)
Total Institutions (3)	$1.7	$(2.7)	$(3.2)	$(3.5)	$(2.5)	$6.3	$(11.8)
Retail
US (3)	$(0.7)	$—	$(1.0)	$2.5	$1.4	$5.5	$2.8
Global and Non-US	(2.7)	1.6	0.3	(0.9)	(0.1)	(17.1)	0.9
Total Retail (3)	$(3.4)	$1.6	$(0.7)	$1.6	$1.3	$(11.6)	$3.7
Private Wealth
US	$0.1	$2.0	$0.3	$0.1	$(0.1)	$0.8	$2.3
Global and Non-US	(0.3)	(0.1)	(0.4)	(0.1)	(0.5)	0.9	(1.2)
Total Private Wealth	$(0.2)	$1.9	$(0.1)	$—	$(0.6)	$1.7	$1.1
Total Net Flows by Distribution Channel	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)	$(3.6)	$(7.0)
Net Flows by Investment Service
Equity Active
US (3)	$—	$(1.4)	$(3.0)	$1.4	$(3.3)	$5.2	$(6.2)
Global and Non-US (3)	(2.6)	(2.0)	(3.8)	(1.6)	(1.7)	(7.9)	(9.3)
Total Equity Active (3)	$(2.6)	$(3.4)	$(6.8)	$(0.2)	$(5.0)	$(2.7)	$(15.5)
Equity Passive (1)
US (3)	$(2.0)	$(0.6)	$—	$(2.6)	$(0.3)	$(2.4)	$(3.7)
Global and Non-US (3)	(0.3)	(0.2)	(0.3)	0.2	(0.2)	(2.9)	(0.3)
Total Equity Passive (1)	$(2.3)	$(0.8)	$(0.3)	$(2.4)	$(0.5)	$(5.3)	$(4.0)
Fixed Income - Taxable
US (3)	$(0.2)	$2.5	$5.4	$0.2	$0.7	$(1.2)	$8.7
Global and Non-US (3)	(3.8)	1.0	(0.5)	(2.6)	(0.1)	(16.7)	(2.1)
Total Fixed Income - Taxable	$(4.0)	$3.5	$4.9	$(2.4)	$0.6	$(17.9)	$6.6
Fixed Income - Tax-Exempt
US	$(1.0)	$1.6	$0.9	$1.3	$1.9	$0.7	$5.7
Global and Non-US	(0.1)	—	—	—	—	(0.1)	—
Total Fixed Income - Tax-Exempt	$(1.1)	$1.6	$0.9	$1.3	$1.9	$0.6	$5.7
Fixed Income - Passive (1)
US	$(0.3)	$(0.1)	$(0.1)	$0.5	$1.2	$(0.3)	$1.5
Global and Non-US	—	(0.1)	0.2	(0.1)	—	(1.0)	—
Total Fixed Income - Passive (1)	$(0.3)	$(0.2)	$0.1	$0.4	$1.2	$(1.3)	$1.5
Alternatives/Multi-Asset Solutions (2)
US	$0.7	$—	$0.1	$0.2	$0.1	$2.5	$0.4
Global and Non-US	7.7	0.1	(2.9)	1.2	(0.1)	20.5	(1.7)
Total Alternatives/Multi-Asset Solutions (2)	$8.4	$0.1	$(2.8)	$1.4	$—	$23.0	$(1.3)
Total Net Flows by Investment Service	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)	$(3.6)	$(7.0)
Active vs. Passive Net Flows
Actively Managed
Equity	$(2.6)	$(3.4)	$(6.8)	$(0.2)	$(5.0)	$(2.7)	$(15.5)
Fixed Income	(5.1)	5.1	5.8	(1.1)	2.5	(17.3)	12.3
Alternatives/Multi-Asset Solutions (2)	7.6	0.1	(3.0)	1.2	(0.3)	20.9	(2.0)
Total	$(0.1)	$1.8	$(4.0)	$(0.1)	$(2.8)	$0.9	$(5.2)
Passively Managed (1)
Equity	$(2.3)	$(0.8)	$(0.3)	$(2.4)	$(0.5)	$(5.3)	$(4.0)
Fixed Income	(0.3)	(0.2)	0.1	0.4	1.2	(1.3)	1.5
Alternatives/Multi-Asset Solutions (2)	0.8	—	0.2	0.2	0.3	2.1	0.7
Total	$(1.8)	$(1.0)	$—	$(1.8)	$1.0	$(4.5)	$(1.8)
Total Active vs Passive Net Flows	$(1.9)	$0.8	$(4.0)	$(1.9)	$(1.8)	$(3.6)	$(7.0)
Notes:

(1) Includes index and enhanced index services.
(2) Includes certain multi-asset solutions and services not included in equity or fixed income services.
(3) Line item does not cross foot for the year ended 2023 due to rounding.

4Q 2023 Financial Supplement	20

Protection Solutions - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Policy charges, fee income and premiums	$511	$520	$524	$516	$544	6.5%	$2,018	$2,104	4.3%
Net investment income (loss)	221	217	242	260	233	5.4%	981	952	(3.0)%
Net derivative gains (losses)	(2)	(2)	(16)	7	(5)	(150.0)%	(20)	(16)	20.0%
Investment management, service fees and other income	33	32	34	39	35	6.1%	141	140	(0.7)%
Segment revenues	763	767	784	822	807	5.8%	3,120	3,180	1.9%

Benefits and other deductions
Policyholders’ benefits	520	535	484	512	444	(14.6)%	1,896	1,975	4.2%
Remeasurement of liability for future policy benefits	12	6	(2)	(16)	30	150.0%	47	18	(61.7)%
Interest credited to policyholders’ account balances	131	125	130	137	128	(2.3)%	511	520	1.8%
Commissions and distribution-related payments	43	34	36	37	51	18.6%	142	158	11.3%
Amortization of deferred policy acquisition costs	30	29	30	30	31	3.3%	117	120	2.6%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	78	80	77	81	90	11.5%	290	328	11.8%
Segment benefits and other deductions	814	809	755	781	774	(4.9)%	3,003	3,119	3.9%

Operating earnings (loss), before income taxes	(51)	(42)	29	41	33	164.7%	117	61	(47.9)%
Income taxes	11	7	(5)	(7)	(5)	(145.5)%	(20)	(10)	50.0%
Operating earnings (loss), before noncontrolling interest	(40)	(35)	24	34	28	170.0%	97	51	(47.4)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	(1)	—	—	—	—	100.0%	—	—	—%
Operating earnings (loss)	$(41)	$(35)	$24	$34	$28	168.3%	$97	$51	(47.4)%

Summary Metrics

Operating earnings (loss) - TTM:	$97	$65	$(21)	$(18)	$51	(47.4)%	$97	$51	(47.4)%

Benefit ratio	85.3%	86.0%	78.3%	79.0%	70.9%		78.7%	78.5%

Gross written premiums	$776	$786	$769	$756	$821	5.8%	$3,083	$3,132	1.6%

Annualized premiums	$74	$76	$78	$79	$102	38.1%	$292	$335	14.8%

Total in-force face amount (in billions USD) (1)	$417.0	$415.5	$414.7	$413.2	$412.3	(1.1)%	$417.0	$412.3	(1.1)%

Notes:
(1) Total in-force face amount presented on a gross basis including ceded policies.

4Q 2023 Financial Supplement	21

Protection Solutions - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

Sales Metrics
First Year Premiums and Deposits by Product Line:
Universal Life	$—	$—	$—	$—	$—	$—	$—
Indexed Universal Life	5	2	3	4	2	19	11
Variable Universal Life	77	72	76	72	119	309	339
Term	3	3	3	3	3	13	12
Employee Benefits	22	26	25	24	29	82	104
Other (1)	1	—	—	—	1	1	1
Total	$108	$103	$107	$103	$154	$424	$467

Renewals by Product Line:
Universal Life	$179	$188	$179	$187	$175	$764	$729
Indexed Universal Life	74	76	73	71	68	304	288
Variable Universal Life	257	258	251	236	257	989	1,002
Term	96	94	89	88	92	373	363
Employee Benefits	57	63	66	68	71	212	268
Other (1)	5	4	4	3	4	17	15
Total	668	683	662	653	667	2,659	2,665
Total Gross Premiums	$776	$786	$769	$756	$821	$3,083	$3,132

In-force Metrics
In-force Face Amount by Product (2) (in billions USD):
Universal Life (3)	$43.1	$42.5	$42.0	$41.5	$40.9	$43.1	$40.9
Indexed Universal Life	27.5	27.3	27.2	27.1	26.9	27.5	26.9
Variable Universal Life (4)	133.4	133.9	134.8	135.4	136.9	133.4	136.9
Term	211.9	210.5	209.6	208.1	206.5	211.9	206.5
Whole Life	1.1	1.2	1.1	1.1	1.1	1.1	1.1
Total	$417.0	$415.5	$414.7	$413.2	$412.3	$417.0	$412.3

In-force Policy Count by Product (2) (in thousands):
Universal Life (3)	129	127	125	123	122	129	122
Indexed Universal Life	64	64	63	63	63	64	63
Variable Universal Life (4)	293	292	292	292	291	293	291
Term	256	253	251	248	245	256	245
Whole Life	15	15	15	15	15	15	15
Total	757	751	746	741	736	757	736

Protection Solutions Reserves
General Account	$18,208	$18,137	$18,071	$17,949	$18,184	$18,208	$18,184
Separate Accounts	13,634	14,562	15,401	14,782	16,337	13,634	16,337
Total	$31,842	$32,699	$33,472	$32,731	$34,521	$31,842	$34,521

Notes:
(1) For the individual life insurance premiums, Other includes Whole Life insurance and other products available-for-sale but not actively marketed.
(2) Includes individual life insurance and does not include Employee Benefits as it is a start-up business and therefore has immaterial in-force policies.
(3) Universal Life includes Guaranteed Universal Life.
(4) Variable Universal Life includes variable life insurance and corporate-owned life insurance.

4Q 2023 Financial Supplement	22

Wealth Management - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Net investment income (loss)	$1	$2	$3	$4	$4	300.0%	$2	$13	550.0%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	348	360	388	386	404	16.1%	1,444	1,538	6.5%
Segment revenues	349	362	391	390	408	16.9%	1,446	1,551	7.3%

Benefits and other deductions
Commissions and distribution-related payments	225	228	243	244	253	12.4%	940	968	3.0%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	94	91	94	93	95	1.1%	370	373	0.8%
Segment benefits and other deductions	319	319	337	337	348	9.1%	1,310	1,341	2.4%

Operating earnings (loss), before income taxes	30	43	54	53	60	100.0%	136	210	54.4%
Income taxes	(7)	(11)	(12)	(13)	(15)	(114.3)%	(35)	(51)	(45.7)%
Operating earnings (loss), before noncontrolling interest	23	32	42	40	45	95.7%	101	159	57.4%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$23	$32	$42	$40	$45	95.7%	$101	$159	57.4%

Revenue by Activity Type

Investment management, service fees and other income:
Investment management and advisory fees	$120	$127	$134	$141	$140	16.4%	$519	$542	4.4%
Distribution fees	213	218	239	229	246	15.3%	894	931	4.2%
Interest income	8	11	13	13	13	57.3%	15	50	238.5%
Service and other income	7	4	3	3	5	(13.9)%	17	15	(8.5)%
Total Investment management, service fees and other income	$348	$360	$388	$386	$404	16.2%	$1,444	$1,538	6.5%
Summary Metrics
Pre-tax operating margin	8.60%	11.88%	13.81%	13.59%	14.71%		9.41%	13.54%

Advisory net flows	$186	$828	$697	$909	$544	106.1%	$3,513	$2,978	22.1%

Total AUA	$72,406	$75,640	$80,421	$79,359	$87,047	20.2%	$72,406	$87,047	20.2%

4Q 2023 Financial Supplement	23

Wealth Management - Select Operating Metrics

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

AUA Roll-forward
Advisory assets :
Beginning assets	$42,645	$45,544	$47,844	$50,862	$50,118	$50,575	$45,544
Net flows	186	828	697	909	544	3,513	2,978
Market appreciation (depreciation) and other	2,713	1,473	2,321	(1,654)	4,410	(8,544)	6,550
Advisory ending assets	$45,544	$47,845	$50,862	$50,118	$55,072	$45,544	$55,072

Brokerage and direct assets	$26,862	$27,796	$29,559	$29,241	$31,975	$26,862	$31,975

Total Wealth Management assets	$72,406	$75,640	$80,421	$79,359	$87,047	$72,406	$87,047

Cash balances	$3,566	$3,200	$2,926	$2,771	$2,953	$3,566	$2,953

Advisors
Advisors	4,258	4,124	4,101	4,141	4,406	4,258	4,406
Revenue per advisor TTM (in thousands USD)	$344	$343	$350	$359	$370	$344	$370

Sales by Product Type
Advisory	$1,850	$2,316	$2,315	$2,369	$2,518	$9,089	$9,518
Brokerage and direct	907	1,099	1,172	1,272	1,308	3,077	4,851
Retirement, premiums and deposits	2,877	3,024	3,231	2,965	3,324	10,746	12,544
Total sales	$5,634	$6,439	$6,718	$6,606	$7,150	$22,912	$26,913

4Q 2023 Financial Supplement	24

Legacy - Operating Earnings (Loss) and Summary Metrics

	For the Three Months Ended or As of						Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	Change	12/31/2022	12/31/2023	Change

Revenues
Policy charges, fee income and premiums	$30	$34	$44	$40	$37	23.3%	$139	$155	11.5%
Net investment income (loss)	67	66	60	59	53	(20.9)%	252	238	(5.6)%
Net derivative gains (losses)	—	—	—	—	—	—%	—	—	—%
Investment management, service fees and other income	104	106	99	99	104	—%	428	408	(4.7)%
Segment revenues	201	206	203	198	194	(3.5)%	819	801	(2.2)%

Benefits and other deductions
Policyholders’ benefits	48	46	61	53	57	18.8%	167	217	29.9%
Remeasurement of liability for future policy benefits	(1)	—	—	1	(3)	(200.0)%	—	(2)	(100.0)%
Interest credited to policyholders’ account balances	11	12	12	12	9	(18.2)%	49	45	(8.2)%
Commissions and distribution-related payments	43	43	43	45	41	(4.7)%	187	172	(8.0)%
Amortization of deferred policy acquisition costs	16	16	16	16	15	(6.3)%	65	63	(3.1)%
Compensation and benefits, interest expense and financing fees and other operating costs and expense	7	18	19	20	26	271.4%	66	83	27.7%
Segment benefits and other deductions	124	135	151	147	145	16.9%	534	578	8.2%

Operating earnings (loss), before income taxes	77	71	52	51	49	(36.4)%	285	223	(21.8)%
Income taxes	(12)	(11)	(7)	(10)	(9)	25.0%	(50)	(37)	26.0%
Operating earnings (loss), before noncontrolling interest	65	60	45	41	40	(38.5)%	235	186	(20.9)%
Less: Operating (earnings) loss attributable to the noncontrolling interest	—	—	—	—	—	—%	—	—	—%
Operating earnings (loss)	$65	$60	$45	$41	$40	(38.5)%	$235	$186	(20.9)%

Summary Metrics

Operating earnings (loss) - TTM:	$235	$232	$220	$211	$186	100.0%	$235	$186	100.0%

Average Account Value (TTM)	$24,179	$22,728	$21,851	$21,530	$21,790	100.0%	$24,179	$21,790	100.0%

Return on assets (TTM)	1.18%	1.23%	1.20%	1.17%	1.02%		1.18%	1.02%

Net flows (1)	$(589)	$(523)	$(569)	$(554)	$(643)	(9.2)%	$(2,232)	$(2,289)	(2.6)%

In-force Policy Count by Product (in thousands) (2):	299	293	287	281	277		299	277

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and for the years ended December 31, 2022 and 2023 were $(292) million, $(292) million, $(269) million, $(263) million, $(324) million, $(1.2) billion and $(1.1) billion, respectively.
(2) As of December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023 and December 31, 2023, In-force Policy Count by Product presented on a gross basis includes 99 thousand, 98 thousand, 96 thousand, 94 thousand and 92 thousand ceded policies, respectively, related to the Venerable transaction.

4Q 2023 Financial Supplement	25

Legacy - Select Operating Metrics
	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

Account Values
General Account:
Balance as of beginning of period	$947	$925	$905	$887	$876	$988	$925
Net flows (1)	(27)	(26)	(24)	(18)	(31)	(87)	(99)
Investment performance, interest credited and policy charges (2)	5	6	6	7	4	24	23
Balance as of end of period	$925	$905	$887	$876	$849	$925	$849
Separate Accounts:
Balance as of beginning of period	$19,922	$20,557	$21,115	$21,485	$20,033	$28,287	$20,557
Net flows (1)	(562)	(497)	(545)	(536)	(612)	(2,145)	(2,190)
Investment performance, interest credited and policy charges (2)	1,197	1,055	915	(916)	1,895	(5,585)	2,949
Balance as of end of period	$20,557	$21,115	$21,485	$20,033	$21,316	$20,557	$21,316
Total:
Balance as of beginning of period	$20,869	$21,482	$22,020	$22,372	$20,909	$29,275	$21,482
Net flows (1)	(589)	(523)	(569)	(554)	(643)	(2,232)	(2,289)
Investment performance, interest credited and policy charges (2)	1,202	1,061	921	(909)	1,899	(5,561)	2,972
Balance as of end of period	$21,482	$22,020	$22,372	$20,909	$22,165	$21,482	$22,165
Net Amount at Risk (NAR)
Total GMIB NAR (3)	$3,211	$3,135	$2,992	$2,767	$2,822	$3,211	$2,822
Total GMDB NAR (3)	$11,428	$10,696	$10,082	$10,690	$9,465	$11,428	$9,465
MRB Reserves (Net of Reinsurance)	$4,287	$3,414	$2,797	$3,243	$3,998	$4,287	$3,998

Notes:
(1) Net flows excluded as it relates to AV ceded to Venerable for the discrete periods of December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and for the years ended December 31, 2022 and 2023 were $(292) million, $(292) million, $(269) million, $(263) million, $(324) million, $(1.2) billion and $(1.1) billion, respectively.
(2) Investment performance, interest credited and policy charges of $689 million, $575 million, 508 million, $(586) million, $0 million, $(3.5) billion, and $0 million for the three months ended December 31, 2022, March 31, 2023, June 30, 2023, September 30, 2023, December 31, 2023 and for the years ended December 31, 2022 and 2023, respectively, are not included as it excludes activity related to ceded AV to Venerable.
(3) Balance for the three months ended March 31, 2023 was revised from previously filed financial statement supplement.

4Q 2023 Financial Supplement	26

Investments

4Q 2023 Financial Supplement	27

Consolidated Investment Portfolio Composition

	Balances as of
(in millions USD, unless otherwise indicated)	December 31, 2022		December 31, 2023
	Amount (1)	% of Total	Amount (1)	% of Total
Composition of investment portfolio
Fixed maturities, available-for-sale, at fair value	$63,361	65.1%	$67,030	60.7%
Fixed maturities, at fair value using the fair value option	1,508	1.5%	1,654	1.5%
Mortgage loans on real estate	16,481	16.9%	18,171	16.5%
Policy loans	4,033	4.1%	4,158	3.8%
Other equity investments	3,152	3.2%	3,384	3.1%
Other invested assets	3,885	4.0%	6,719	6.1%
Subtotal investment assets	92,420	94.9%	101,116	91.6%
Trading securities	677	0.7%	1,057	1.0%
Total investments	93,097	95.6%	102,173	92.5%
Cash and cash equivalents	4,281	4.4%	8,239	7.5%
Total	$97,378	100.0%	$110,412	100.0%

General Account AFS Fixed maturities by industry (Based on amortized cost)
Corporate securities:
Finance	$13,537	18.7%	$13,181	17.9%
Manufacturing	11,797	16.3%	11,333	15.4%
Utilities	6,808	9.4%	6,838	9.3%
Services	8,299	11.5%	8,242	11.2%
Energy	3,740	5.2%	3,758	5.1%
Retail and wholesale	3,394	4.7%	3,253	4.4%
Transportation	2,277	3.2%	2,493	3.4%
Other	124	0.2%	190	0.3%
Total corporate securities	49,976	69.2%	49,288	67.0%
U.S. government and agency	7,054	9.8%	5,735	7.8%
Residential mortgage-backed (2)	908	1.3%	2,470	3.4%
Preferred stock	41	0.1%	56	0.1%
State & municipal	609	0.8%	614	0.8%
Foreign governments	985	1.4%	719	1.0%
Commercial mortgage-backed	3,823	5.3%	3,595	4.9%
Asset-backed securities	8,859	12.3%	11,049	15.0%
Total	$72,255	100.0%	$73,526	100.0%

General Account AFS Fixed maturities credit quality (3) (Based on amortized cost)
Aaa, Aa, A (NAIC Designation 1)	$44,612	61.7%	$47,694	64.9%
Baa (NAIC Designation 2)	24,843	34.4%	23,476	31.9%
Investment grade	69,455	96.1%	71,170	96.8%
Below investment grade (NAIC Designation 3 and 4)	2,800	3.9%	2,356	3.2%
Total	$72,255	100.0%	$73,526	100.0%

Notes:

(1) Investment data has been classified based on standard industry categorizations for domestic public holdings and similar classifications by industry for all other holdings.
(2) Includes publicly traded agency pass-through securities and collateralized obligations.
(3) Credit quality based on NAIC rating.

4Q 2023 Financial Supplement	28

Consolidated Results of General Account Investment Portfolio

	For the Years Ended or As of
(in millions USD, unless otherwise indicated)	December 31, 2022		December 31, 2023
	Yield	Amount (2)	Yield	Amount (2)
Fixed Maturities:
Income (loss)	3.57%	$2,619	4.17%	$3,103
Ending assets		72,255		73,527
Mortgages:
Income (loss)	3.92%	587	4.65%	806
Ending assets		16,481		18,171
Other Equity Investments (1):
Income (loss)	5.21%	171	3.88%	135
Ending assets		3,433		3,433
Policy Loans:
Income	5.35%	215	5.30%	216
Ending assets		4,033		4,158
Cash and Short-term Investments: (3)
Income (loss)	(1.44)%	(24)	(2.51)%	(81)
Ending assets		1,419		4,718
Funding Agreements:
Interest expense and other		(156)		(425)
Ending (liabilities)		(8,501)		(7,616)
Total invested Assets:
Income (loss)	3.79%	3,412	3.98%	3,754
Ending assets		89,120		96,390
Short Duration Fixed Maturities:
Income (loss)	3.62%	5	4.14%	3
Ending assets		87		15
Total Net Investment Income:
Investment income	3.79%	3,417	3.98%	3,757
Less: investment fees (4)	(0.15)%	(138)	(0.18)%	(166)
Investment income, net	3.63%	$3,279	3.80%	$3,591
General Account Ending Net Assets		$89,207		$96,405
Operating Earnings adjustments:
Funding Agreements interest expense		156		425
AB and other non-General Account investment income		84		249
Operating Net investment income (loss)		$3,519		$4,265
Notes:

(1) Includes, as of December 31, 2022 and December 31, 2023, $400 million and $361 million of other invested assets. Amounts for certain consolidated VIE investments are shown net of associated non-controlling interest.
(2) Amount for fixed maturities and mortgages represents original cost, reduced by repayments, write-downs, adjusted amortization of premiums, accretion of discount and allowances. Cost for equity securities represents original cost reduced by write-downs; cost for other limited partnership interests represents original cost adjusted for equity in earnings and reduced by distributions.
(3) Cash and Short-term net of collateral expense.
(4) Fixed maturities yield excludes out of period income adjustment .

4Q 2023 Financial Supplement	29

Additional Information

4Q 2023 Financial Supplement	30

Deferred Policy Acquisition Costs Rollforward

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

TOTAL
Beginning balance	$6,322	$6,369	$6,419	$6,512	$6,599	$6,113	$6,369
Capitalization of commissions, sales and issue expenses	198	202	248	252	274	842	976
Amortization	(151)	(152)	(155)	(165)	(168)	(586)	(640)
Ending balance	$6,369	$6,419	$6,512	$6,599	$6,705	$6,369	$6,705

Individual Retirement
Beginning balance	$3,180	$3,219	$3,264	$3,347	$3,426	$3,013	$3,219
Capitalization of commissions, sales and issue expenses	126	134	175	181	187	539	677
Amortization	(87)	(89)	(92)	(102)	(105)	(333)	(388)
Ending balance	$3,219	$3,264	$3,347	$3,426	$3,508	$3,219	$3,508

Group Retirement
Beginning balance	$792	$800	$804	$808	$814	$771	$800
Capitalization of commissions, sales and issue expenses	23	19	19	20	25	88	83
Amortization	(15)	(15)	(15)	(14)	(14)	(59)	(58)
Ending balance	$800	$804	$808	$814	$825	$800	$825

Protection Solutions
Beginning balance	$1,614	$1,630	$1,644	$1,660	$1,676	$1,559	$1,630
Capitalization of commissions, sales and issue expenses	46	43	46	46	55	188	190
Amortization	(30)	(29)	(30)	(30)	(31)	(117)	(120)
Ending balance	$1,630	$1,644	$1,660	$1,676	$1,700	$1,630	$1,700

Legacy
Beginning balance	$606	$593	$583	$575	$564	$631	$593
Capitalization of commissions, sales and issue expenses	3	6	8	5	7	28	26
Amortization	(16)	(16)	(16)	(16)	(16)	(66)	(64)
Ending balance	$593	$583	$575	$564	$555	$593	$555

Corporate and Other
Beginning balance	$130	$127	$124	$122	$119	$139	$127
Capitalization of commissions, sales and issue expenses	—	—	—	—	—	(1)	—
Amortization	(3)	(3)	(2)	(3)	(2)	(11)	(10)
Ending balance	$127	$124	$122	$119	$117	$127	$117

4Q 2023 Financial Supplement	31

Use of Non-GAAP Financial Measures

In addition to our results presented in accordance with U.S. GAAP, we report Non-GAAP operating earnings, Non-GAAP operating ROE, and Non-GAAP operating common EPS, each of which is a measure that is not determined in accordance with U.S. GAAP. Management principally uses these non-GAAP financial measures in evaluating performance because they present a clearer picture of our operating performance and they allow management to allocate resources. Similarly, management believes that the use of these Non-GAAP financial measures, together with relevant U.S. GAAP measures, provide investors with a better understanding of our results of operations and the underlying profitability drivers and trends of our business. These non-GAAP financial measures are intended to remove from our results of operations the impact of market changes (where there is a mismatch in the valuation of assets and liabilities) as well as certain other expenses which are not part of our underlying profitability drivers or likely to re-occur in the foreseeable future, as such items fluctuate from period-to-period in a manner inconsistent with these drivers. These measures should be considered supplementary to our results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for the U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Consequently, our non-GAAP financial measures may not be comparable to similar measures used by other companies.

We also discuss certain operating measures, including AUM, AUA, AV, Protection Solutions reserves and certain other operating measures, which management believes provide useful information about our businesses and the operational factors underlying our financial performance.

Non-GAAP Operating Earnings
Non-GAAP Operating Earnings is an after-tax non-GAAP financial measure used to evaluate our financial performance on a consolidated basis that is determined by making certain adjustments to our consolidated after-tax net income attributable to Holdings. The most significant of such adjustments relates to our derivative positions, which protect economic value and statutory capital, and the variable annuity product MRBs. This is a large source of volatility in net income.

Non-GAAP Operating Earnings equals our consolidated after-tax net income attributable to Holdings adjusted to eliminate the impact of the following items:
•
Items related to variable annuity product features, which include: (i) changes in the fair value of market risk benefits and purchased market risk benefits, including the related attributed fees and claims, offset by derivatives and other securities used to hedge the market risk benefits which result in residual net income volatility as the change in fair value of certain securities is reflected in OCI and due to our statutory capital hedge program; and (ii) market adjustments to deposit asset or liability accounts arising from reinsurance agreements which do not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk;

• Investment (gains) losses, which includes credit loss impairments of securities/investments, sales or disposals of securities/investments, realized capital gains/losses and valuation allowances;
•
Net actuarial (gains) losses, which includes actuarial gains and losses as a result of differences between actual and expected experience on pension plan assets or projected benefit obligation during a given period related to pension, other postretirement benefit obligations, and the one-time impact of the settlement of the defined benefit obligation;

•
Other adjustments, which primarily include restructuring costs related to severance and separation, lease write-offs related to non-recurring restructuring activities, COVID-19 related impacts, net derivative gains (losses) on certain Non-GMxB derivatives, net investment income from certain items including consolidated VIE investments, seed capital mark-to-market adjustments, unrealized gain/losses and realized capital gains/losses from sales or disposals of select securities, certain legal accruals; a bespoke deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market, which disposed of the risk of additional COI litigation by that entity related to those UL policies, impact of the annual actuarial assumption updates attributable to LFPB; and

• Income tax expense (benefit) related to the above items and non-recurring tax items, which includes the effect of uncertain tax positions for a given audit period and a decrease of deferred tax valuation allowance.

In the third quarter 2023, the Company updated its operating earnings measure to exclude the impact of the annual actuarial assumption update attributable to LFPB as the majority of the earnings volatility attributable to these assumption updates relate to the Company’s Legacy and non-business segment products and as such do not represent the Company’s ongoing revenue generating activities or future business strategy, and impedes comparability of operating results period over period. Operating earnings were favorably impacted by this change in the amount of $61 million for the year ended December 31, 2023. The presentation of operating earnings in prior periods was not revised to reflect this modification because the impact to those periods was immaterial.

Also, in the fourth quarter of 2023, the Company updated its operating earnings measure to exclude the impact of realized amounts related to equity classified instruments. The recognition of the realized capital gains and losses from investments in current net investment income is generally considered distortive and not reflective of the ongoing core business activities of the segments. Operating earnings were favorably impacted in the amount of $8 million for the year ended December 31, 2023. The presentation of operating earnings in prior periods was not revised to reflect this modification. The impact to operating earnings would have been $36 million favorable for the year ended December 31, 2022 and $50 million unfavorable for the year ended December 31, 2021.

Because Non-GAAP Operating Earnings excludes the foregoing items that can be distortive or unpredictable, management believes that this measure enhances the understanding of the Company’s underlying drivers of profitability and trends in our business, thereby allowing management to make decisions that will positively impact our business.

We use the prevailing corporate federal income tax rate of 21% while taking into account any non-recurring differences for events recognized differently in our financial statements and federal income tax returns as well as partnership income taxed at lower rates when reconciling Net income (loss) attributable to Holdings to Non-GAAP Operating Earnings.

4Q 2023 Financial Supplement	32

Use of Non-GAAP Financial Measures

Non-GAAP Operating ROE
We calculate Non-GAAP Operating ROE by dividing Non-GAAP Operating Earnings for the previous twelve calendar months by consolidated average equity attributable to Holdings’ common shareholders, excluding AOCI. AOCI fluctuates period-to-period in a manner inconsistent with our underlying profitability drivers as the majority of such fluctuation is related to the market volatility of the unrealized gains and losses associated with our AFS securities. Therefore, we believe excluding AOCI is more effective for analyzing the trends of our operations.
Book Value per common share, excluding AOCI
We use the term “book value” to refer to “Total equity attributable to Holdings' common shareholders.” Book Value per common share, excluding AOCI, is our stockholder’s equity, excluding AOCI, divided by ending common shares outstanding.
Non-GAAP Operating Earnings per common share
Non-GAAP Operating Earnings per common share is calculated by dividing Non-GAAP Operating Earnings less preferred stock dividends by diluted common shares outstanding.

4Q 2023 Financial Supplement	33

Reconciliation of Non-GAAP Measures (1/3)

	For the Three Months Ended or As of					Years Ended or As of
(in millions USD, unless otherwise indicated)	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023	12/31/2022	12/31/2023

Net income (loss) attributable to Holdings
Net income (loss) attributable to Holdings	$62	$177	$759	$1,064	$(698)	$2,153	$1,302
Adjustments related to:
Variable annuity product features	129	861	(65)	(1,380)	1,191	(2,193)	607
Investment gains (losses), net	55	87	56	411	159	945	713
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	25	9	9	8	13	82	39
Other adjustments (1) (2)	150	45	62	91	153	605	351
Income tax (expense) benefit related to above adjustments	(76)	(210)	(13)	183	(319)	118	(359)
Non-recurring tax items (3)	3	(605)	(367)	36	(23)	16	(959)
Non-GAAP Operating Earnings	$348	$364	$441	$413	$476	$1,726	$1,694

Net income (loss) attributable to Holdings (4)	$0.17	$0.49	$2.13	$3.06	$(2.07)	$5.67	$3.70
Less: Preferred stock dividends	0.07	0.04	0.07	0.04	0.08	0.21	0.22
Net income (loss) available to Holdings' common shareholders	0.10	0.45	2.06	3.02	(2.15)	5.46	3.48
Adjustments related to:
Variable annuity product features	0.35	2.36	(0.18)	(3.97)	3.53	(5.77)	1.73
Investment gains (losses), net	0.15	0.24	0.16	1.18	0.47	2.49	2.03
Net actuarial gains (losses) related to pension and other postretirement benefit obligations	0.07	0.02	0.03	0.02	0.04	0.22	0.11
Other adjustments (1) (2)	0.39	0.13	0.17	0.27	0.46	1.58	0.99
Income tax (expense) benefit related to above adjustments	(0.20)	(0.58)	(0.04)	0.53	(0.95)	0.31	(1.02)
Non-recurring tax items (3)	0.01	(1.66)	(1.03)	0.10	(0.07)	0.04	(2.73)
Non-GAAP Operating Earnings (loss) available to Holdings' common shareholders	$0.87	$0.96	$1.17	$1.15	$1.33	$4.33	$4.59

Book Value per common share
Book Value per common share	$(0.44)	$6.10	$5.69	$0.23	$3.26	$(0.44)	$3.26
Less: Per share impact of AOCI	(24.63)	(18.15)	(20.39)	(28.66)	(23.30)	(24.63)	(23.30)
Book value per common share (ex. AOCI)	$24.19	$24.25	$26.08	$28.90	$26.56	$24.19	$26.56

Notes:
(1) Includes certain gross legal expenses related to the cost of insurance litigation, and claims related to a commercial relationship of $109 million, $50 million, $144 million and $218 million for the three months and years ended December 31, 2023 and 2022, respectively. Includes policyholder benefit costs of $75 million for the year ended December 31, 2022, stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market. The legal accruals impact per common share is $0.32, $0.13, $0.41 and $0.57 for the three months and years ended December 31, 2023 and 2022, respectively. Includes policyholder benefit costs of $0.20 per common share for the year ended December 31, 2022 stemming from a deal to repurchase UL policies from one entity that had invested in numerous policies purchased in the life settlement market.
(2) Includes Non-GMxB related derivative hedge losses of $33 million, $26 million, $34 million and ($34) million for the three months and years ended December 31, 2023 and 2022, respectively. The impact per common share is $0.10, $0.07, $0.09 and $(0.09) for the three months and years ended December 31, 2023 and 2022, respectively.
(3) For the three and twelve months ended December 31, 2023, non-recurring tax items reflect primarily the effect of uncertain tax positions for a given audit period and tax valuation allowance decreases of $30 million and $1 billion, respectively, as well as $0.09 and $2.84 per common share, respectively.
(4) For periods with a net loss, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or Non-GAAP Operating Earnings per common share as inclusion of such shares would have an anti-dilutive effect.

4Q 2023 Financial Supplement	34

Reconciliation of Non-GAAP Measures (2/3)

	As of and for the Twelve Months Ended
(in millions USD, unless otherwise indicated)	6/30/2023	9/30/2023	12/31/2023

Net Income to Non-GAAP Operating Earnings
Net income (loss) attributable to Holdings	$1,592	$2,062	$1,302
Adjustments related to:
Variable annuity product features	250	(455)	607
Investment (gains) losses	531	609	713
Net actuarial (gains) losses related to pension and other postretirement benefit obligations	62	51	39
Other adjustments	307	348	351
Income tax (expense) benefits related to above adjustments	(241)	(116)	(359)
Non-recurring tax items	(962)	(933)	(959)
Non-GAAP Operating Earnings	$1,539	$1,566	$1,694

Return on Equity and Non-GAAP Operating Return on Equity - Trailing twelve months
Net income (loss) attributable to Holdings	$1,592	$2,062	$1,302
Less: Preferred stock	(80)	(80)	(80)
Net income (loss) available to Holdings' common shareholders	$1,512	$1,982	$1,222
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,848	$9,139	$9,147

Return on Equity (ex. AOCI)	17.1%	21.7%	13.4%

Non-GAAP Operating Earnings	$1,539	$1,566	$1,694
Less: Preferred stock	(80)	(80)	(80)
Non-GAAP Operating Earnings available to Holdings' common shareholders	$1,459	$1,486	$1,614
Average equity attributable to Holdings' common shareholders (ex. AOCI)	$8,848	$9,139	$9,147

Non-GAAP Operating Return on Equity (ex. AOCI)	16.5%	16.3%	17.6%

4Q 2023 Financial Supplement	35

Reconciliation of Non-GAAP Measures (3/3)

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023

Equity Reconciliation - Quarter-end Balances
Total equity attributable to Holdings' shareholders	$7,927	$5,702	$3,411	$1,401	$3,754	$3,553	$1,642	$2,649
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	6,365	4,140	1,849	(161)	2,192	1,991	80	1,087
Less: Accumulated other comprehensive income (loss)	(1,304)	(4,165)	(6,870)	(8,992)	(6,516)	(7,142)	(9,802)	(7,777)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,669	$8,305	$8,719	$8,831	$8,708	$9,133	$9,882	$8,864

	Balances as of
(in millions USD, unless otherwise indicated)	3/31/2022	6/30/2022	9/30/2022	12/31/2022	3/31/2023	6/30/2023	9/30/2023	12/31/2023

Equity Reconciliation - Twelve Month Rolling Average
Total equity attributable to Holdings' shareholders	$10,423	$8,915	$6,848	$4,610	$3,567	$3,030	$2,588	$2,900
Less: Preferred Stock	1,562	1,562	1,562	1,562	1,562	1,562	1,562	1,562
Total equity attributable to Holdings' common shareholders	8,861	7,353	5,286	3,048	2,005	1,468	1,026	1,338
Less: Accumulated other comprehensive income (loss)	965	(572)	(2,759)	(5,333)	(6,636)	(7,380)	(8,113)	(7,809)
Total equity attributable to Holdings' common shareholders (ex. AOCI)	$7,896	$7,925	$8,045	$8,381	$8,641	$8,848	$9,139	$9,147

4Q 2023 Financial Supplement	36

Glossary of Selected Financial and Product Terms

Account Value (“AV”) - AV generally equals the aggregate policy account value of our retirement and protection products. General Account AV refers to account balances in investment options that are backed by the General Account while Separate Accounts AV refers to Separate Accounts investment assets. AV is reflected net of reinsurance.
Advisory Assets - Assets invested in a variety of investments using an asset allocation model designed for the client’s objectives. The client is charged a fee based on the value of the assets in the account.
Annualized premiums - 100% of first year recurring premiums (up to target) and 10% of excess first year premiums or first year premiums from single premium products.
Assets Under Administration (“AUA”) - AUA includes non-insurance client assets that are invested in our savings and investment products or serviced by our Equitable Advisors platform. We provide administrative services for these assets and generally record the revenues received as distribution fees.
Assets Under Management (“AUM”) - AUM means investment assets that are managed by one of our subsidiaries and includes: (i) assets managed by AB; (ii) the assets in our General Account investment portfolio; and (iii) the Separate Account assets of our Individual Retirement, Group Retirement and Protection Solutions businesses. Total AUM reflects exclusions between segments to avoid double counting.
Average Account Value (TTM) - Calculated as an average of the previous twelve calendar months total Account Value balance as of end of period.
Benefit base - A notional amount (not actual cash value) used to calculate the owner’s guaranteed benefits within an annuity contract. The death benefit and living benefit within the same contract may not have the same benefit base.
Brokerage Assets - Brokerage accounts which allow clients a variety of investments, including mutual funds, exchange traded products, equities and fixed income, to be managed in one account. The client is charged for all buy and sell transactions.
Current Product Offering (Individual Retirement) - Products sold 2011 and later.
Deferred policy acquisition costs (“DAC”) - Represents the incremental costs related directly to the successful acquisition of new and certain renewal insurance policies and annuity contracts and which have been deferred on the balance sheet as an asset.
Direct Assets - Mutual Funds purchased through and registered directly with an asset management company. No other agents, such as brokers or distributors, are involved in the transactions.
Equitable Advisors - means AXA Advisors, LLC, a Delaware limited liability company, our retail broker/dealer for our retirement and protection businesses and a wholly-owned indirect subsidiary of Holdings.
Equitable America - means Equitable Financial Life Insurance Company of America, an Arizona corporation and a wholly-owned indirect subsidiary of Holdings.
Equitable Life - means AXA Equitable Life Insurance Company, a New York corporation, a life insurance company and a wholly-owned subsidiary of AEFS.
Fixed Rate (Individual Retirement) - Pre-2011 GMxB products.
FYP - First year premium and deposits.
GMxB - A general reference to all forms of variable annuity guaranteed benefits, including guaranteed minimum living benefits, or GMLBs (such as GMIBs, GMWBs and GMABs), and guaranteed minimum death benefits, or GMDBs (inclusive of return of premium death benefit guarantees).
Gross premiums - FYP and Renewal premium and deposits.
Guaranteed minimum death benefits (“GMDB”) - An optional benefit (available for an additional cost) that guarantees an annuitant’s beneficiaries are entitled to a minimum payment based on the benefit base, which could be greater than the underlying AV, upon the death of the annuitant.
Guaranteed minimum income benefits (“GMIB”) - An optional benefit (available for an additional cost) where an annuitant is entitled to annuitize the policy and receive a minimum payment stream based on the benefit base, which could be greater than the underlying AV.
Guaranteed minimum living benefits (“GMLB”) - A reference to all forms of guaranteed minimum living benefits, including GMIBs, GMWBs and GMABs (does not include GMDBs).
Invested assets - Includes fixed maturity securities, equity securities, mortgage loans, policy loans, alternative investments and short-term investments.
Inv Mgmt and Research - Abbreviation for Investment Management and Research.
Legacy - The Legacy segment consists of our fixed-rate GMxB business written prior to 2011. In 2023, we began reporting this business separately from our Individual Retirement business.
Liability for future policy benefits - the liability related to life insurance policies such as non-participating traditional life insurance policies (Term) and limited pay contracts (Payout, Pension).
Market risk benefits - (“MRBs”) are contracts or contract features that provide protection to the contract holder from other than nominal capital market risk and expose the Company to other than nominal capital market risk. Market risk benefits include contract features that provide minimum guarantees to policyholders and include GMIB, GMDB, GMWB, GMAB, and ROP DB benefits.
Net flows - Net change in customer account balances in a period including, but not limited to, gross premiums, surrenders, withdrawals and benefits. It excludes investment performance, interest credited to customer accounts and policy charges.
Net long-term flows - Net change of assets under management in a period which includes new sales net of redemptions of mutual funds and terminations of separately managed accounts and cash flow which includes both cash invested or withdrawn by existing clients. In addition, cash flow includes fees received from certain clients. It excludes the impact of the markets.
Premiums and deposits - Amounts a policyholder agrees to pay for an insurance policy or annuity contract that may be paid in one or a series of payments as defined by the terms of the policy or contract.
Pre-tax operating margin - Calculated as operating earnings, before income taxes, divided by revenue.
Protection Solutions Benefit Ratio - Calculated as the sum of policyholders’ benefits and interest credited to policyholders’ account balances dividend by segment revenues.
Protection Solutions Reserves - Equals the aggregate value of Policyholders’ account balances and future policy benefits for policies in our Protection Solutions segment.
Renewal premium and deposits - Premiums and deposits after the first twelve months of the policy or contract.

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Return of Premium (“ROP”) death benefit - This death benefit pays the greater of the account value at the time of a claim following the owner’s death or the total contributions to the contract (subject to adjustment for withdrawals). The charge for this benefit is usually included in the M&E fee that is deducted daily from the net assets in each variable investment option. We also refer to this death benefit as the Return of Principal death benefit.
Return on Assets - Calculated as trailing twelve months operating earnings (loss), before income taxes, divided by trailing twelve months average account value.
Return on Equity (ex. AOCI) - Calculated as trailing twelve months net income (loss) attributable to Holdings' common shareholders divided by average equity attributable to Holdings' common shareholders, excluding Accumulated Other Comprehensive Income (“AOCI”).
Revenue per advisor - Calculated as trailing twelve months revenue divided by the average number of advisors for each of the most recent four quarters.
Trailing Twelve Months ("TTM") - The twelve calendar months preceding the balance sheet date of a given reporting period.

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Analyst Coverage, Ratings & Contact Information

Analyst Coverage

Firm			Analyst			Phone Number

Citi			Michael Ward			1 (212) 816-4269
Deutsche Bank			Cave Montazeri			1 (212) 250-2798
Dowling & Partners			Joel Hurwitz			1 (860) 676-7312
Evercore ISI			Thomas Gallagher			1 (212) 446-9439
Goldman Sachs			Alex Scott			1 (212) 902-9592
Jefferies			Suneet Kamath			1 (212) 778-8602
J.P. Morgan			Jimmy Bhullar			1 (212) 622-6397
Keefe, Bruyette, & Woods			Ryan Krueger			1 (860) 722-5930
Morgan Stanley			Bob Jian Huang			1 (212) 761-6136
Raymond James			Wilma Burdis			1 (727) 567-9371
Truist Securities			Mark Hughes			1 (615) 748-4422
UBS			Brian Meredith			1 (212) 713-2492
Wells Fargo Securities			Elyse Greenspan			1 (212) 214-8031

This list is provided for informational purposes only. Equitable Holdings does not endorse the analyses, conclusions or recommendations contained in any reports issued by these or any other analysts.

Ratings

				A.M. Best	S&P	Moody’s
Last review date				Feb '23	Feb '24	Dec '23

Financial Strength Ratings:
Equitable Financial Life Insurance Company				A	A+	A1
Equitable Financial Life Insurance Company of America				A	A+	A1

Credit Ratings:
Equitable Holdings, Inc.				bbb+	A-	Baa1
AllianceBernstein L.P. (1)				—	A	A2

Investor and Media Contacts

Contact Investor Relations					Contact Media Relations
Erik Bass	Thomas Lewis	Jake Miller			Sophia Kim
(212) 314-2476					(212) 314-2010
IR@equitable.com					MediaRelations@equitable.com
ir.equitableholdings.com					www.equitableholdings.com
Notes:
(1) Last review dates: S&P as of Sep '23, Moody’s as of Aug '23.

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